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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

                                ______________



Date of Report (Date of earliest event reported):  April 12, 2001



                            CYBERIAN OUTPOST, INC.
                              A/K/A  OUTPOST.COM
            (Exact name of registrant as specified in its charter)


    DELAWARE                    000-24659                     06-1419111
------------------          -------------------          ---------------------
 (State or other               (Commission                (IRS Employer
 jurisdiction of                File Number)              Identification No.)
 incorporation)


                      23 North Main Street, P.O. Box 636
                            Kent, Connecticut 06757
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (860) 927-2050
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ITEM 5. OTHER.

  On April 12, 2001, the registrant publicly disseminated a press release announcing its unaudited financial results for the fourth quarter and fiscal
year ended February 28, 2001.   The information contained in the press release
is incorporated herein by reference and filed as Exhibit 99.1 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(c)  Exhibits.

     99.1   The Registrant's Press Release dated April 12, 2001.

                                    Page 2
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                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CYBERIAN OUTPOST, INC.
                                        (Registrant)



Date: April 12, 2001                   /s/ Christopher J. Walls
                                       ------------------------
                                       Christopher J. Walls
                                       Vice President and Corporate Counsel

                                    Page 3
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                                 EXHIBIT INDEX
                                 -------------

Exhibit                                                           Sequential
Number                     Description                            Page Number
-------                    -----------                            -----------

99.1                       The registrant's Press Release              5
                           dated April 12, 2001.